UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

TriplePoint Venture Growth BDC Corp.

(Exact name of registrant as specified in its charter)

Maryland	814-01044	46-3082016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TriplePoint Venture Growth BDC Corp. 2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (650) 854-2090

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	A Special Meeting of Stockholders (the “Special Meeting”) of TriplePoint Venture Growth BDC Corp. (the “Company”) was held on June 21, 2018.

(b)	At the Special Meeting, the Company’s stockholders approved a proposal to authorize the Company to immediately become subject to a minimum asset coverage ratio of at least 150% (the “Reduced Asset Coverage Ratio”) effective June 22, 2018. The final results for the votes regarding the proposal are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,324,235	1,552,625	168,072	—

The Company previously announced that its board of directors (the “Board”), including a “required majority” (as such term is defined in Section 57(o) of the Investment Company Act of 1940, as amended (the “1940 Act”)), approved the Reduced Asset Coverage Ratio, which would have become effective April 24, 2019. However, as a result of the stockholder approval at the Special Meeting, effective June 22, 2018, the asset coverage ratio under the 1940 Act applicable to the Company will be decreased from 200% to 150%, permitting the Company to incur additional leverage.

Item 7.01	Regulation FD Disclosure.

On June 21, 2018, the Company issued a press release announcing that the Company’s stockholders approved the Reduced Asset Coverage Ratio at the Special Meeting. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 7.01—Regulation FD Disclosure is furnished pursuant to such item, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, nor shall the information be deemed incorporated by reference in any filing of the Company regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Venture Growth BDC Corp.

By:	/s/ James P. Labe
Name:	James P. Labe
Title:	Chief Executive Officer

Date: June 21, 2018